SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           The Asia Tigers Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|   No Fee Required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

      2.    Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

      4.    Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------

      5.    Total fee paid:

            --------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.    Amount previously paid:

            --------------------------------------------------------------------

      2.    Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------

      3.    Filing Party:

            --------------------------------------------------------------------

      4.    Date Filed:

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

                           The Asia Tigers Fund, Inc.

                           One World Financial Center
                               200 Liberty Street
                            New York, New York 10281

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                                January 12, 2001

To the Stockholders:

      The Annual Meeting of Stockholders of The Asia Tigers Fund, Inc. (the "Fund") will be held at One World Financial Center, 200 Liberty Street, New York, New York on the 40th floor, on Friday, February 16, 2001, at 10:00 a.m., for the purposes of considering and voting upon:

      1.    The election of directors (Proposal 1).

      2. The ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund for the year ending October 31, 2001 (Proposal 2).

      3.    Any other business that may properly come before the meeting.

      The close of business on January 3, 2001 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

                                             By Order of the Board of Directors,


                                             /s/ Bryan McKigney

                                             Bryan McKigney
                                             President and Secretary

--------------------------------------------------------------------------------

TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU to indicate voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be.

--------------------------------------------------------------------------------

                      Instructions for Signing Proxy Cards

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

      3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                                  REGISTRATION
     Corporate Accounts                              Valid Signature

     (1) ABC Corp. ...............................   ABC Corp. (by John Doe, Treasurer)
     (2) ABC Corp. ...............................   John Doe, Treasurer
     (3) ABC Corp. c/o John Doe, Treasurer .......   John Doe
     (4) ABC Corp. Profit Sharing Plan ...........   John Doe, Trustee

     Trust Accounts

     (1) ABC Trust ...............................   Jane B. Doe, Trustee
     (2) Jane B. Doe, Trustee u/t/d 12/28/78 .....   Jane B. Doe

     Custodial or Estate Accounts

     (1) John B. Smith, Cust.
       f/b/o John B. Smith, Jr. UGMA .............   John B. Smith
     (2) John B. Smith ...........................   John B. Smith, Jr., Executor

                           The Asia Tigers Fund, Inc.

                           One World Financial Center
                               200 Liberty Street
                            New York, New York 10281

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

      This proxy statement is furnished in connection with a solicitation by the Board of Directors of The Asia Tigers Fund, Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund (the "Annual Meeting") to be held at One World Financial Center, 200 Liberty Street, New York, New York on the 40th floor, on Friday, February 16, 2001, at 10:00 a.m. (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about January 12, 2001. On December 28, 2000, the Fund sent a copy of its annual report containing financial statements for the fiscal year ended October 31, 2000 to each stockholder of the Fund. Any stockholder may request an additional copy of the Fund's annual report, free of charge, by contacting Advantage Advisers, Inc. at the address listed below or by calling 1-800-421-4777. Stockholders who execute proxies retain the right to revoke them in person at the Annual Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the Election of Directors and FOR Proposal 2. The close of business on January 3, 2001 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date, there were 19,691,784.252 shares of Common Stock outstanding.

      In the event that a quorum is not present at the Annual Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Annual Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal at their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of Common Stock of the Fund entitled to vote at the Annual Meeting.

      Advantage Advisers, Inc. ("Advantage"), whose principal business address is One World Financial Center, 200 Liberty Street, New York, New York 10281, is the Fund's investment manager.

                        PROPOSAL 1: ELECTION OF DIRECTORS

      In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Annual Meeting, stockholders will be asked to elect two Class III Directors to hold office until the 2004 Annual Meeting of Stockholders, or thereafter when their respective successors are elected and qualified. The term of office of the Class I and II Directors expires at the Annual Meeting of Stockholders in 2002 and 2003, respectively, or thereafter in each case when their respective successors are elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

      The persons named in the accompanying form of proxy intend to vote at the Annual Meeting (unless directed not to vote) FOR the election of the nominees listed below. Each nominee has indicated that he will serve if elected, but if either nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment. Howard M. Singer was elected to the Board of Directors by the directors of the Fund effective July 11, 2000.

      The following table provides information concerning the nominees for election as directors:

                                                                                         Shares of Common Stock
                                                                                           Beneficially Owned,
Nominees and Principal Occupations                                                     Directly or Indirectly, on
During the Past Five Years                                Director Since        Age       January 2, 2001 (A)
-----------------------------------------------------------------------------------------------------------------
Nominees to serve until the year 2004
  Annual Meeting of Stockholders
Howard M. Singer*, Chairman of the Board of Directors;         2000             37                  500
  Managing Director, CIBC World Markets Corp.

Charles F. Barber, Chairman of Audit Committee;                1993             83                1,000
  Member of Nominating Committee; Consultant;
  formerly Chairman of the Board, ASARCO Incorporated.

-----------------
* "Interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act") because of a relationship with Advantage.

(A) The holdings of no director represented more than 1% of the outstanding shares of the Fund. Each director has sole voting and investment power with respect to the listed shares.

      The following table provides information concerning the directors serving until the year 2002 and 2003 Annual Meetings of Stockholders:

                                                                                                    Shares of Common Stock
                                                                                                      Beneficially Owned,
Directors and Principal Occupations                                                               Directly or Indirectly, on
During the Past Five Years                                            Director Since        Age        January 2, 2001 (A)
----------------------------------------------------------------------------------------------------------------------------
Directors serving until the year 2002
  Annual Meeting of Stockholders
Leslie H. Gelb, Member of Audit and Nominating Committees;                 1994                63             100
  President, The Council on Foreign Relations (1993-Present);
  Columnist (1991-1993), Deputy Editorial Page Editor
  (1986-1990) and Editor, Op-Ed Page (1988-1990),
  The New York Times; Board Member, Britannica.com
  (2000-Present).

Luis Rubio, Member of Audit and Nominating Committees;                     1999                45               0
  President, Centro de Investigacion para el Desarrollo, A.C.
  (Center of Research and Development) (1981-Present);
  frequent contributor of op-ed pieces to The Los Angeles Times and The Wall Street Journal.

Director serving until the year 2003
  Annual Meeting of Stockholders
Jeswald W. Salacuse, Member of Audit Committee;                            1993                62             312
  Chairman of Nominating Committee; Henry J. Braker
  Professor of Commercial Law, The Fletcher School of
  Law & Diplomacy (1990-Present); Dean, The Fletcher
  School of Law & Diplomacy, Tufts University (1986-1994).

-----------------
(A) The holdings of no director represented more than 1% of the outstanding shares of the Fund. Each director has sole voting and investment power with respect to the listed shares.

      Each of Messrs. Barber, Gelb, Rubio, Salacuse and Singer serves as a director of certain other U.S. registered investment companies, as described below. Mr. Barber is a director of one other registered investment company advised by Advantage, four registered investment companies advised by CIBC Oppenheimer Advisers, L.L.C. ("CIBC Advisers"), an affiliate of Advantage and six registered investment companies co-advised by PIMCO Advisors L.P. ("PIMCO Advisors") and Salomon Brothers Asset Management Inc. ("SBAM"). Mr. Gelb is a director of one other registered investment company advised by Advantage, six other registered investment companies co-advised by PIMCO Advisors and SBAM and one other registered investment company advised by CIBC Advisers and TDA Capital Partners. Mr. Rubio is a director of one other registered investment company advised by Advantage and four registered investment companies advised by CIBC Advisers. Mr. Salacuse is a director of one other registered investment company advised by Advantage, six other registered investment companies co-advised by PIMCO Advisors and SBAM, four other registered investment companies advised by SBAM, one other registered investment company advised by PIMCO Advisors and one other registered investment company advised by CIBC Advisers. Mr. Singer is a director of one other registered investment company advised by Advantage and seven other registered investment companies advised by CIBC Advisers.

      At January 2, 2001, directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund.

      The following table sets forth the beneficial ownership of shares of the Fund, at January 2, 2001 by each person known to the Fund to be deemed to be the beneficial owner of more than 5% of the outstanding shares of the Fund.

                                                   Number of Shares
Name of Beneficial Owner                          Beneficially Owned               Percent Ownership
----------------------------------------------------------------------------------------------------
President and Fellows of Harvard College  (1)          4,363,002                          21.3%
   c/o Harvard Management Company, Inc.
   600 Atlantic Avenue
   Boston, MA 02210

City of London Investment Group PLC (2)                2,250,790                         10.97%
   10 Eastcheap
   London EC3M ILX
   England

FMR Corp. (3)                                          1,569,900                         7.652%
   82 Devonshire Street
   Boston, MA 02109

-----------------
(1) Based solely upon information presented in Schedule 13G, providing information as of December 11, 2000, filed by the President and Fellows of Harvard College, which reports sole voting and dispositive power as to all such shares.
(2) Based solely upon information presented in Schedule 13G, providing information as of December 31, 1999, filed by City of London Investment Group PLC ("City of London PLC"), which reports sole voting and dispositive power as to all such shares. According to the Schedule 13G filed by City of London PLC, such shares were acquired by its wholly-owned subsidiaries, City of London Unit Trust Managers Limited and City of London Investment Management Company Limited, which has filed its own
      Schedule 13G that indicates that as of December 31, 2000 it beneficially owns 1,997,690 of the shares listed in City of London PLC's Schedule 13G.
(3) Based solely upon information presented in Schedule 13G, providing information as of February 11, 2000, jointly filed by FMR Corp. ("FMR"), Edward C. Johnson 3d and Abigail P. Johnson, which reports sole voting power as to such shares. According to the Schedule 13G, 1,553,700 of such shares are beneficially owned by Fidelity Management & Research Company, a wholly-owned subsidiary of FMR, as a result of acting as investment adviser to various investment companies and 16,200 shares are beneficially owned by Fidelity Management Trust Company, a wholly-owned subsidiary of FMR, as a result serving as investment manager to institutional accounts.

      In addition, at January 2, 2001, Cede & Co., a nominee for participants in The Depository Trust Company, held of record 19,547,879 shares, equal to 99.3% of the outstanding shares of the Fund.

      The executive officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. In addition to Mr. Singer, the current executive officers of the Fund are:

         Name                Office             Age       Officer Since
         --------------------------------------------------------------
         Bryan McKigney      President          42            1999
                             and Secretary

         Alan A. Kaye        Treasurer          49            1999

      Mr. McKigney is Managing Director, CIBC World Markets Corp. ("CIBC World Markets") (2000-Present). Mr. McKigney previously served as Executive Director, CIBC World Markets (1993-2000), Vice President and Division Executive, Head of Derivative Operations, Chase Manhattan Bank (1986-1993); Assistant Vice President, Securities and Commodity Operations, Chase Manhattan Bank (1981-1985). Mr. Kaye is Executive Director of CIBC World Markets (1995-

Present). Mr. Kaye previously served as Vice President of Oppenheimer & Co., Inc. (1986-1994). Messrs. Singer, McKigney and Kaye also serve as officers of various other registered investment companies advised by Advantage.

      The Fund's Audit Committee is composed entirely of Directors who are not "interested persons" of the Fund or of Advantage or its affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards. Currently, Messrs. Barber, Gelb, Rubio and Salacuse are members of the Audit Committee. The Audit Committee convened three times during the fiscal year ended October 31, 2000. The principal functions of the Audit Committee are to recommend to the Board the appointment of the Fund's independent accountants, to review with the independent accountants the scope, performance and anticipated cost of their audit and to receive and consider a report from the independent accountants concerning their conduct of the audit, including the form of the opinion proposed to be rendered and any comments or recommendations the independent accountants might want to make in that connection. The Fund adopted an Audit Committee Charter in February 2000, which was subsequently amended in May 2000. A copy of the Audit Committee Charter is attached to this Proxy Statement as Exhibit A.

      The Audit Committee has received written disclosures and the letter required by Independence Standards Board Standard No. 1 from PricewaterhouseCoopers LLP ("PwC"), the Fund's independent accountants, and has discussed with PwC its independence. The Audit Committee has also reviewed and discussed the audited financial statements with Fund management and PwC, and discussed certain matters with PwC required to be discussed by Statements on Auditing Standards No. 61. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's Annual Report for the fiscal year ended October 31, 2000.

      The Fund's Nominating Committee, whose principal function is to recommend nominees for election as directors of the Fund, is composed of Messrs. Barber, Gelb, Rubio and Salacuse. This Committee held one meeting during the fiscal year ended October 31, 2000. The Nominating Committee will accept nominations for the office of director made by the stockholders in a written request addressed to the Secretary of the Fund which includes biographical data and sets forth the qualifications of the proposed nominee. The Fund has no compensation committee.

      During the fiscal year ended October 31, 2000, the Board of Directors met six times. Each director attended at least 75% of the meetings of the Board or the committee of the Board on which he served.

      Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Annual Meeting information regarding compensation paid to directors by the Fund as well as by the various other U.S. registered investment companies advised by Advantage or an affiliate of Advantage during the Fund's prior fiscal year. The following table provides information concerning the approximate compensation paid during the fiscal year ended October 31, 2000 to each director of the Fund. No remuneration was paid during the fiscal year ended October 31, 2000 by the Fund to Mr. Singer who, as an officer or employee of Advantage and CIBC World Markets, is an "interested person" as defined under the 1940 Act. Please note that the Fund does not provide any pension or retirement benefits to directors.

                                                     Total Compensation
                                   Aggregate           from Other Funds             Total Compensation
                                 Compensation             Advised by                     from Fund
Name of Director                   from Fund               Advantage                 and Fund Complex
----------------                 -------------        ------------------            ------------------
                                                       Directorships (A)             Directorships (A)
Leslie H. Gelb                      $6,500                $ 7,200(1)                    $13,700(2)
Jeswald W. Salacuse                 $8,550                $ 7,300(1)                    $16,050(3)
Charles F. Barber                   $8,750                $ 7,600(1)                    $35,780(6)
Luis Rubio                          $9,150                $10,950(2)                    $48,672(7)

-----------------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than ten percent of the Fund's Common Stock, Advantage and its directors and officers, to file reports of ownership and changes in ownership of the Fund's securities with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that the Fund's directors and officers, and Advantage and its directors and officers have complied with applicable filing requirements during the fiscal year ended October 31, 2000.

Required Vote

      Directors are elected by a plurality of the votes cast by the holders of shares of Common Stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.

      THE DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

      The Board of Directors of the Fund has selected PricewaterhouseCoopers LLP or PwC as independent accountants of the Fund for the year ending October 31, 2001. The appointment of independent accountants is approved annually by the Board of Directors and is subsequently submitted to the stockholders for ratification. A representative of PwC will be available at the meeting to answer appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.

      THE DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS.

Required Vote

      Ratification of the selection of PwC as independent accountants of the Fund requires the affirmative vote of the holders of a majority of the votes cast by holders of shares of Common Stock of the Fund present in person or represented by proxy at the Annual Meeting with a quorum present. For purposes of this proposal, abstentions and broker non-votes will not be considered votes cast for the foregoing purpose.

                             ADDITIONAL INFORMATION

      CIBC World Markets serves as the Fund's administrator. The address of CIBC World Markets is One World Financial Center, 200 Liberty Street, New York, New York 10281. CIBC World Markets subcontracts certain of its responsibilities to PFPC Inc. The address of PFPC Inc. is 400 Bellevue Parkway, Wilmington, Delaware 19809.

                                 OTHER BUSINESS

      The Board of Directors of the Fund does not know of any other matter which may come before the Annual Meeting. If any other matter properly comes before the Annual Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                    PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

      All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders, to be held in 2002, must be received by the Fund (addressed to The Asia Tigers Fund, Inc., One World Financial Center, 200 Liberty Street, New York, New York 10281) for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than September 14, 2001. Any stockholder who desires to bring a proposal at the Fund's year 2002 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary or Assistant Secretary of the Fund (addressed to The Asia Tigers Fund, Inc., One World Financial Center, 200 Liberty Street, New York, New York 10281) during the thirty-day period from October 19, 2001 to November 18, 2001.

                         EXPENSES OF PROXY SOLICITATION

      The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of Advantage and CIBC World Markets or their respective affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection.

January 12, 2001

                                                                       Exhibit A

                           The Asia Tigers Fund, Inc.

                             AUDIT COMMITTEE CHARTER

Statement of Policy

      The Audit Committee shall oversee the Fund's accounting and financial reporting policies and practices and its internal controls. The Audit Committee shall oversee the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements. The Audit Committee shall also act as a liaison between the Fund's independent accountants and the Board of Directors.

      The Audit Committee's role is limited to oversight. Fund management is responsible for Fund accounting and internal control systems, and the independent accountants are responsible for conducting a proper audit of the Fund's financial statements. The independent accountants are ultimately accountable to the Fund's Board of Directors and the Audit Committee.

Membership

      The Audit Committee shall be comprised of as many directors as the Board of Directors shall determine, but in any event no less than three. No member shall be an "interested person" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In addition, each member of the Audit Committee shall also meet the requirements of being "Independent," as defined in the New York Stock Exchange Listed Company Manual ss. 303.01, and shall be free of any relationship that, in the judgment of the Board of Directors, may interfere with the exercise of his or her independent judgment.

      Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Fund's Board of Directors in its business judgment under the NYSE listing requirements.

      At least one member of the Audit Committee must have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment under the NYSE listing requirements.

Responsibilities and Duties

      The Audit Committee policies and procedures shall remain flexible to facilitate the Audit Committee's ability to react to changing conditions and to generally discharge its functions. The following responsibilities describe areas of attention in broad terms.

      The Audit Committee shall:

      1. Recommend the selection, retention or termination of the Fund's independent accountants based on an evaluation of their independence and the nature and performance of the audit and other services. The Audit Committee and the Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

      2. Receive on a periodic basis formal written disclosures and letters from the independent accountants as required by the Independence Standards Board Standard No. 1.(1)

      3. Engage in a dialogue with the independent accountants and the Board of Directors concerning any relationships between the independent accountants and the Fund or any other relationships that might adversely affect the objectivity and independence of the independent accountants.

      4. Review the fees charged by the independent accountants for audit and other services.

      5. Review with the independent accountants arrangements for and the scope of the annual audit and any special audits including the form of any opinion proposed to be rendered to the Board of Directors and stockholders.

      6. Review with management and the independent accountants the annual financial statements, including a discussion with the independent accountants of matters required by Statement of Accounting Standards No. 61.(2)

      7. Discuss with the independent accountants any matters of concern relating to the Fund's financial statements.

      8. Consider with the independent accountants their comments on the Fund's accounting and financial reporting policies, practices and internal controls and management's responses thereto, including the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent accountants.

      9. Investigate any improprieties or suspected improprieties in the Fund's financial and accounting operations.

-----------------
(1)   ISB Standard No. 1 generally requires, among other things, that an auditor
      (i) disclose to the Audit Committee, in writing, all relationships between the auditor and its related entities and the company and its related entities that in the auditor's professional judgment may reasonably be thought to bear on independence; (ii) confirm in the letter that, in its professional judgment, it is independent of the company within the meaning of the Securities Act of 1933, as amended and the Securities Exchange Act of 1934; and (iii) discuss the auditor's independence with the audit committee.

(2) SAS No. 61 ("Communication with Audit Committees") requires independent auditors to inform the audit committee of certain matters, including among others, (i) methods used to account for significant unusual transactions,
      (ii) the process used by management in formulating sensitive accounting estimates on the basis of the auditors' conclusion as to the reasonableness of those estimates and (iii) disagreements with management over the application of accounting principles.

      10. Provide a report in the Fund's proxy statement disclosing whether the Audit Committee has fulfilled the duties set forth above in items #2, #3 and #6.

      11. Provide a statement whether, based on its review of the Fund's audited financial statements, the Audit Committee recommends to the Board of Directors that the audited financial statements be included in the Fund's Annual Report.

      12. Report to the Board of Directors regularly on the Audit Committee's activities and make any necessary recommendations as to the Fund's accounting and financial reporting policies, practices and its internal controls.

      13. Review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board of Directors.

      14. Review with counsel legal and regulatory matters that have a material impact on the Fund's financial and accounting reporting policies, practices or its internal controls.

      15. Perform such other functions consistent with this Charter, the Fund's By-laws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

Meetings

      The Audit Committee shall meet at least once annually with the independent accountants (outside the presence of Fund management) and at least once annually with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall hold special meetings when and if circumstances require.

Outside Resources and Assistance from Management

      The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the authority to discharge its responsibility, including the authority to retain counsel and other experts and consultants whose expertise would be considered helpful to the Audit Committee at the expense of the Fund.

Dated: May 2000

     Votes MUST be
|X|  indicated (x) in
     Black or Blue ink.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2 (including all nominees for Director).

1.    Election of Directors.

      Nominees (Class III) to serve until the year 2004 Annual Meeting:
      (01) Charles F. Barber; (02) Howard M. Singer

           FOR       |_|             WITHHOLD AUTHORITY      |_|
      the nominees                to vote for the nominees
      listed above                      listed above

|_|   __________________________________________________________________________
      (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

2. The ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund for the year ending October 31, 2001.

                FOR             AGAINST           ABSTAIN
                |_|               |_|               |_|

3. The persons named as proxies are authorized to vote in their discretion on any other business as may properly come before the Meeting.

4.    Please mark the box at right if you plan to attend.        |_|

      Change of Address and/or Comments Mark Here                |_|

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Please Sign, Date and Return the Proxy Promptly Using the Enclosed Envelope.


Signature: ______________________________________ Date: ________________________


Signature: ______________________________________ Date: ________________________

                           THE ASIA TIGERS FUND, INC.

               ANNUAL MEETING OF STOCKHOLDERS - FEBRUARY 16, 2001

               This Proxy is Solicited on Behalf of the Directors

      The undersigned hereby appoints Bryan McKigney, Barbara Pires, William Fink, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at One World Financial Center, New York, New York 10281 on Friday, February 16, 2001, at 10:00 a.m., and at any adjournments thereof, upon the matters set forth in the Notice of Meeting and Proxy Statement dated January 12, 2001 and upon all other matters properly coming before said Meeting.

      Please indicate your vote by an "X" in the appropriate box on the reverse side. This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2 (including the nominees for Director). Please refer to the Proxy Statement for a discussion of the Proposals.

        HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

        ___________________________________       ______________________________

        ___________________________________       ______________________________

        ___________________________________       ______________________________

------------                                                      --------------
SEE REVERSE          (Continued, and to be signed and dated,       SEE REVERSE
   SIDE                         on the reverse side.)                  SIDE
------------                                                      --------------